                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2005

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

         New York                      1-10986                   11-2148932
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

   1938 New Highway, Farmingdale, NY                                11735
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(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.

                  On November 14, 2005, Ernst & Young LLP ("E&Y") informed
                  MISONIX, INC. ("Misonix") that it was resigning as Misonix's independent auditor.

                  The reports of E&Y on Misonix's financial statements as of and for each of the fiscal years ended June 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the fiscal years ended June 30, 2005 and 2004 and
                  through the date hereof, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its report on Misonix's financial statements for such years.

                  Misonix provided E&Y with a copy of the disclosures it is
                  making herein prior to the filing of this Current Report on
                  Form 8-K with the Securities and Exchange Commission and
                  requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the statements made by Misonix herein and, if not, stating the respects in which it does not agree. E&Y's letter, dated November 16, 2005, is attached as Exhibit 16.1 hereto and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit 16.1      Letter from Ernst & Young LLP, dated November 16, 2005, to the
                  Securities and Exchange Commission.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2005                 MISONIX, INC.

                                        By: /s/ Richard Zaremba
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                                            Richard Zaremba
                                            Senior Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit No.       Description
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16.1              Letter from Ernst & Young LLP, dated, November 16, 2005, to the Securities and Exchange Commission.

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